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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 26, 2001




                       PEGASUS COMMUNICATIONS CORPORATION
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)





         Delaware                   0-32383                     23-3070336
    ---------------            ----------------            --------------------
    (State or Other              (Commission                  (IRS Employer
    Jurisdiction of              File Number)               Identification No.)
    Incorporation)

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
c/o Pegasus Communications Management Company, 225 City Line Avenue,
Suite 200, Bala Cynwyd, Pennsylvania                                                               19004
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(Address of principal executive offices)                                                          (Zip Code)
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Registrant's telephone number, including area code: 888-438-7488


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.
         ------------

                  On February 26, 2001 Pegasus Communications Corporation announced in two separate press releases that (i) in connection with its holding company reorganization, it completed its previously announced exchange offer to issue shares of a newly issued series of preferred stock in exchange for the Series A preferred stock to be issued by its new holding company, and (ii) it completed its previously announced reorganization of its existing businesses under a newly created holding company. Copies of the two press releases are filed as Exhibits 99.1 and 99.2, each of which are incorporated by reference into this report.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

                   (c)      Exhibits.

                   99.1     Registrant's press release, dated February 26, 2001.

                   99.2     Registrant's press release, dated February 26, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PEGASUS COMMUNICATIONS CORPORATION


                                            By:  /s/ Scott A. Blank
                                               --------------------------------
                                                 Scott A. Blank, Vice President


February 26, 2001


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                            Exhibit Index


Exhibit No.            Description
-----------            -----------
  99.1                 Registrant's press release, dated February 26, 2001.

  99.2                 Registrant's press release, dated February 26, 2001.